Genworth Financial Announces Leadership Transition Thomas J. McInerney, President & CEO, to Retire December 31, 2026 Jerome Upton Named President & CEO, Angela Simmons Named CFO, Effective January 1, 2027 Richmond, VA (October 30, 2026) – Genworth Financial, Inc. (NYSE: GNW) today announced that Tom McInerney has notified the Board of Directors of his decision to retire as President & Chief Executive Officer and step down from Genworth’s Board of Directors, effective December 31, 2026. At that time, the Board of Directors expects to name Jerome Upton, currently Genworth’s Chief Financial Officer, as President and CEO and appoint him to Genworth’s Board of Directors. Angela Simmons, currently Chief Financial Officer of Genworth’s Closed Block, is expected to become Executive Vice President and Chief Financial Officer. “On behalf of the Board, I want to thank Tom for his outstanding leadership and commitment to Genworth,” said Melina Higgins, Chair of Genworth’s Board of Directors. “During his tenure, Genworth significantly strengthened its financial foundation, delivered substantial value to shareholders, and advanced a vision for the future of the company in CareScout. The Board is confident that Jerome will carry this strong progress forward. Jerome’s deep knowledge of Genworth, broad leadership experience, and integral role in shaping our strategy make him the right leader to guide the next chapter for the company.” “I am grateful for the Board’s confidence and honored to lead Genworth in this new chapter,” said Upton. “Over the past 28 years, I have developed a deep appreciation and understanding of our people, our businesses, and the customers who depend on us. I look forward to building on the strong foundation we established under Tom’s leadership, executing our strategy with discipline, and working every day to create long-term value for our customers, shareholders, and associates.” “It has been a privilege to lead Genworth over the past 14 years and work with such talented and dedicated people,” said McInerney. “I am very proud of the progress we have made together—from strengthening our financial position and returning capital to shareholders to addressing the challenges of our legacy long-term care business and launching CareScout. Jerome has been a trusted partner in this work, and I believe he, Angela, and the broader management team will continue to position Genworth for long-term success.” Jerome Upton has been with the company and its predecessors since 1998 and has served as Genworth’s CFO since March 2023. Over that time, he has held several executive leadership roles in finance and operations across different business lines and geographies. Jerome’s contributions have been integral in developing Genworth’s strategy, and he has worked closely with Tom to drive the company’s improved financial and operating position. Angela Simmons has been with Genworth since 2002, holding leadership roles spanning capital markets, SEC reporting, controllership and finance. Prior to becoming the Closed Block CFO in 2020, Angela served as Controller for U.S. Life Insurance and spent more than a decade leading Genworth’s SEC Reporting function. She played an integral role in ensuring Genworth’s financial strength over time and maintaining the self-sustainability of its Closed Block. About Genworth Financial Genworth Financial, Inc. (NYSE: GNW) is a publicly traded holding company headquartered in Richmond, Virginia. Through its family of brands—including CareScout, Genworth, and Enact— Genworth uses its more than 150 years of experience to help families navigate the aging journey with clarity and confidence, offering guidance, products, and services that support caregiving decisions, long-term care planning, and the financial challenges of aging. Genworth is the majority owner of Enact Holdings, Inc. (Nasdaq: ACT), a leading U.S. mortgage insurance provider. For more information, visit https://www.genworth.com. Cautionary Note Regarding Forward Looking Statements This release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” “may” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements or views expressed in this press release. These risks and uncertainties include, but are not limited to, those disclosed in the risk factor section of Genworth’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (SEC) on

February 27, 2026. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws # # # Contact Information: Investors: Christine Jewell InvestorInfo@genworth.com Media: Evans Mandes Evans.Mandes@genworth.com